EXHIBIT 23.2

    Moore  Stephens  Wurth  Frazer  and  Torbett,  LLP
  CERTIFIED  PUBLIC  ACCOUNTANTS  Letterhead

    CONSENT  OF  INDEPENDENT  AUDITORS


     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of CYBER GROUP NETWORK CORPORATION of our report dated March 26, 2002 appearing in CYBER GROUP NETWORK CORPORATION's Form 10-KSB for the year ended December 31, 2001.



San Bernardino, California
July 30, 2002


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